UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2016 (October 28, 2016)

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results For 2016 Annual Meeting of Shareholders

The 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) of Harris Corporation (“Harris” or the “Company”) was held on October 28, 2016. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 9, 2016 (the “2016 Proxy Statement”). Of the 123,575,914 shares of the Company’s common stock issued, outstanding and entitled to be voted at the 2016 Annual Meeting as of the record date of September 2, 2016, a total of 111,335,980 (for a quorum of approximately 90%) was represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2016 Annual Meeting.
(1) Proposal 1 – Election of Directors: Voting to elect twelve nominees to the Company’s Board of Directors (the “Board”) for a one‑year term expiring at the 2017 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	101,072,460	701,479	308,088	9,253,953
William M. Brown	98,562,705	2,739,423	779,899	9,253,953
Peter W. Chiarelli	101,066,671	627,089	388,267	9,253,953
Thomas A. Dattilo	100,254,956	1,548,710	278,361	9,253,953
Roger B. Fradin	100,585,524	1,185,848	310,655	9,253,953
Terry D. Growcock	100,549,771	1,233,337	298,919	9,253,953
Lewis Hay III	100,469,600	1,326,059	286,368	9,253,953
Vyomesh I. Joshi	99,057,417	2,687,480	337,130	9,253,953
Leslie F. Kenne	100,670,038	1,118,555	293,434	9,253,953
Dr. James C. Stoffel	100,456,839	1,349,187	276,001	9,253,953
Gregory T. Swienton	100,336,229	1,441,630	304,168	9,253,953
Hansel E. Tookes II	99,538,653	2,111,079	432,295	9,253,953

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

(2) Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers: Voting, on a non‑binding, advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2016 Proxy Statement:

• For: 97,119,089
• Against: 4,433,819
• Abstain: 529,119
• Broker Non-Votes: 9,253,953

The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, by the Company’s shareholders, consistent with the recommendation from the Board.

(3) Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm: Voting to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017:

• For: 109,861,999
• Against: 1,234,657
• Abstain: 239,324

Proposal 3 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: November 1, 2016		Title:	Senior Vice President, General Counsel and Secretary